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                          PRUCO LIFE INSURANCE COMPANY

                         STRATEGIC PARTNERS ANNUITY ONE

                        SUPPLEMENT, DATED MARCH 26, 2001
                    TO PROSPECTUS, DATED SEPTEMBER 18, 2000

     The following amends the disclosure within the section of the prospectus entitled "What are the Expenses Associated with the Strategic Partners Annuity One Contract? -- Withdrawal Charge" as well as note 1 in the "Summary of Contract Expenses":

     Each contract year, you may withdraw a specified amount of your Contract Value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide Purchase Payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on Purchase Payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the Purchase Payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider Purchase Payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from Purchase Payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all Purchase Payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

     If your state has not approved the charge-free amount noted above, your charge-free amount will be calculated as disclosed in the current prospectus.